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                 SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549


                             FORM 8-K

                          Current Report
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                               Date of Report: June 20, 2001



                              Commission file number 0-29172

                                ProMedCo Management Company

                  (Exact name of Registrant as specified in its charter)



                       Delaware                                 75-2529809
            (State or other jurisdiction of                  (I.R.S. Employer
            incorporation or organization)                Identification Number)


              1200 Summit Ave. Suite 502
                   Fort Worth, Texas                               76102
       (Address of principal executive offices)                 (Zip Code)

                                    (817) 335-5035
                  (Registrant's telephone number, including area code)


                         (Former address since last report)







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Item 5.           Other Events

         On April 4, 2001, ProMedCo Management Company, a Delaware corporation (the "Company"), filed a voluntary petition for protection under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Northern District of Texas (the "Bankruptcy Court").

         Pursuant to Bankruptcy Rule 2015 and the United States Trustee's Operating Guidelines and Reporting Requirements for Chapter 11 cases, the Company is obligated to file monthly operating reports with the Bankruptcy Court. The Company's unconsolidated, unaudited monthly operating report dated May 31, 2001 is filed as Exhibit 99.1 hereto.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

Exhibit No.                        Description

99.1     Unconsolidated, Unaudited Monthly Operating Report dated May 31, 2001.




                                 SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    June 22, 2001                 ProMedCo Management Company




                                       By: /s/ Charles McQueary
                                       Name:    Charles McQueary
                                       Title:   Chief Executive Officer


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                                   Exhibit Index


Exhibit No.                                     Exhibit

99.1     Unconsolidated, Unaudited Monthly Operating Report dated May 31, 2001.